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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)       January 31, 1997
                                                  ------------------------------


                               ANDOVER TOGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                         0-14674                            13-5677957
-------------------------------      ------------------------     --------------------------------------
(State or Other Jurisdiction of      (Commission File Number)     (I.R.S. Employer Identification Number)
 Incorporation or Organization)


                                  1333 BROADWAY
                            NEW YORK, NEW YORK 10018
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code          212-244-0700
                                                   ----------------------------

                                 NOT APPLICABLE
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On January 31, 1997, the Registrant, Andover Togs, Inc., filed a Joint Plan of Reorganization (the "Plan"), together with its wholly-owned subsidiaries, Springdale Fashions, Inc., Tortoni Manufacturing Corp., and Stonehedge Financial Corp., as well as a Disclosure Statement relating to the Plan. A hearing has been scheduled by the Bankruptcy Court for February 27, 1997 to consider the adequacy of the Disclosure Statement. Once approved, the Disclosure Statement, together with the Plan, will be sent to all of the Registrant's creditors and other parties in interest for purposes of voting on the Plan.

         The Registrant's Chapter 11 Bankruptcy Proceeding is pending in the United States District Court for the Southern District of New York, Case No. 96 B 41437 (TLB).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit No.                        Description
         -----------                        ------------
         99(a)                              Press Release dated February 5, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANDOVER TOGS, INC.
                                            (Registrant)

February  5, 1997                           By: /s/ William L. Cohen
                                                ----------------------
                                                William L. Cohen,
                                                   Chairman, President and Chief
                                                   Executive Officer


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